Exhibit 10.12

The Bank of Tokyo-Mitsubishi UFJ, Ltd., New York Branch,
as Administrative Agent
1251 Avenue of the Americas
New York, New York 10020-1104

December 28, 2015
Computer Sciences Corporation
3170 Fairview Park Drive
Falls Church, VA 22042

CSC Government Solutions LLC
3170 Fairview Park Dr.
Falls Church, VA 22042

CSRA Inc. (f/k/a Computer Sciences Government Services Inc.)
3170 Fairview Park Dr.
Falls Church, VA 22042

Re:        Termination of CSC Guaranty

Ladies and Gentlemen:
Please refer to (i) the Second Amended and Restated Master Accounts Receivable Purchase Agreement, dated as of October 1, 2015 (as amended, restated, supplemented or otherwise modified from time to time, the “Agreement”), among CSC GOVERNMENT SOLUTIONS LLC, a Nevada limited liability company (“CSC Solutions”), COMPUTER SCIENCES CORPORATION, a Nevada corporation (“CSC”) (each, a “Seller”, and collectively, the “Sellers”), each PURCHASER party thereto and THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH (“BTMUNY”), as administrative agent for the Purchasers (the “Administrative Agent”) and (ii) the Amended and Restated Guaranty, dated as of August 20, 2015, (as amended, restated, supplemented or otherwise modified from time to time, the “CSC Guaranty”) by CSC in favor of the Administrative Agent, for the benefit of the Purchasers. Capitalized terms used but not defined herein have the respective meanings set forth in the Agreement.

By their execution and delivery of this letter agreement, CSC and CSC Solutions hereby (i) certify to the Administrative Agent and the Purchasers that the Spin-Off has occurred on the terms described in the Agreement, (ii) confirm their request, in accordance with Section 14.25 of the Agreement, that the Administrative Agent terminate the CSC Guaranty, (iii) certify to the Administrative Agent and the Purchasers that, in accordance with Section 14.23 of the Agreement, CSC has permanently ceased selling Eligible Receivables to the Administrative Agent (on behalf of the Purchasers) and (iv) certify that pursuant to such Section 14.23 of the Agreement, until such time as the Administrative Agent (for the benefit of the Purchasers) has received all Collections to which it is entitled in respect of the Purchased Receivables originated by CSC, CSC shall remain as a Seller for all purposes under the Agreement.

In reliance on the certification of CSC and CSC Solutions above, the Administrative Agent (i) hereby terminates the CSC Guaranty and agrees that the CSC Guaranty shall be of no further force or effect, except with respect to provisions therein which by their terms survive the termination thereof, (ii) confirms that the CSC Guaranty Termination Date has occurred, (iii) waives the requirement under Section 14.25 of the Agreement for CSC to formally request a termination of the CSC Guaranty and (iv) waives the five Business Day notice requirement under Section 14.23 of the Agreement for CSC to permanently cease selling Eligible Receivables under the Agreement.

This letter agreement shall become effective on the date when (i) this letter agreement has been executed and delivered by CSC, CSC Solutions, CSRA Inc., each Purchaser and the Administrative Agent and (ii) the Sellers have paid all outstanding costs and expenses of the Administrative Agent payable under the Agreement, including, without limitation, all fees and expenses of counsel to the Administrative Agent in connection with the negotiation and documentation of this letter agreement, in each case, to the extent invoiced on or before the date hereof. Furthermore each Seller agrees jointly and severally to pay such costs and expenses to the extent invoiced at a later date.
This letter agreement (i) shall be governed by and construed in accordance with the Laws of the State of New York without regard to the principles of conflicts of law thereof (other than Sections 5-1401 and 5-1402 of the New York General Obligations Law), (ii) may be executed in any number of counterparts, and by the different parties thereto on separate counterparts; each such counterpart shall be deemed an original and all of such counterparts taken together shall be deemed to constitute one and the same instrument; a facsimile or electronic copy of an executed counterpart of this Agreement shall be effective as an original for all purposes and (iii) shall constitute the entire agreement between the parties hereto in relation to the matters contemplated hereby, and supersede all previous proposals, agreements and other written and oral communications in relation thereto. This letter agreement is a Purchase Document.
[signatures begin on following page]

        Letter Agreement Acknowledging Termination of CSC Guaranty

IN WITNESS WHEREOF, the undersigned has executed this letter agreement as of the date first set forth above.
THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Administrative Agent

By:    /s/ Richard Gregory Hurst
Print Name:    Richard Gregory Hurst
Title:        Managing Director

        Letter Agreement Acknowledging Termination of CSC Guaranty

Accepted, agreed and consented to as of
the date first above written:

CSC GOVERNMENT SOLUTIONS LLC,
as Seller and Seller Representative

By:    /s/ Helaine G. Elderkin
Print Name:    Helaine G. Elderkin
Title:        Vice President and Secretary

COMPUTER SCIENCES CORPORATION,
as Seller and Parent Guarantor

By:    /s/ H.C. Charles Diao
Print Name:    H.C. Charles Diao
Title:        Vice President and Treasurer

CSRA INC. (formerly known as COMPUTER SCIENCES GOVERNMENT SERVICES INC.), as Parent Guarantor

By:    /s/ William G. Leubke
Print Name:    William G. Leubke
Title:        Vice President and Comptroller

        Letter Agreement Acknowledging Termination of CSC Guaranty

Accepted, agreed and consented to as of
the date first above written:

THE BANK OF TOKYO-MITSUBISHI UFJ, LTD., NEW YORK BRANCH, as Purchaser

By:    /s/ Lillian Kim
Print Name:    Lillian Kim
Title:        Director

THE BANK OF NOVA SCOTIA,
as Purchaser

By:    /s/ Jonathan Khan
Print Name:    Jonathan Khan
Title:        Director, Supply Chain Finance

MIZUHO BANK, LTD.,
as Purchaser

By:    /s/ David Lim
Print Name:    David Lim
Title:        Authorized Signatory

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        Letter Agreement Acknowledging Termination of CSC Guaranty